UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

TravelCenters of America Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33274 (Commission File Number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road Westlake, Ohio		44145-5639
(Address of Principal Executive Offices)		(Zip Code)

440 - 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Shares of Common Stock, $0.001 Par Value Per Share	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to TravelCenters of America Inc.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Compensation Plan

As described in Item 5.07 below, at the Company’s annual meeting of stockholders held on June 10, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Second Amended and Restated 2016 Equity Compensation Plan (the “Equity Compensation Plan”), which amended the Equity Compensation Plan to increase by 900,000 the total number of shares of common stock (“Common Shares”) available for awards under the plan and extended the term of the plan until June 10, 2031, the tenth anniversary of the Annual Meeting.

A composite copy of the Equity Compensation Plan, reflecting the amendment to that plan that was approved by the Company’s stockholders, was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”), on April 6, 2021, and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Equity Compensation Plan, as amended, are described in detail in that proxy statement. The foregoing description of the amendment to the Equity Compensation Plan and the Equity Compensation Plan as so amended are qualified in their entirety by the terms of that amendment and the Equity Compensation Plan as so amended, respectively. A composite copy of the Equity Compensation Plan that gives effect to the amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Appointment of Michael J. Barton

The Company’s Board of Directors assigned to Michael J. Barton the role and responsibilities of principal accounting officer of the Company, effective June 10, 2021.

Mr. Barton, 41, joined the Company as Senior Vice President and Chief Accounting Officer on June 3, 2021. He was previously at Owens Corning from 2011 through May 2021, holding roles with increasing responsibility and most recently serving as Assistant Corporate Controller. From 2005 to 2011, Mr. Barton held accounting and finance positions at Maurice Sporting Goods, and from 2003 to 2005, Mr. Barton was an audit associate at American Express Tax & Business. Mr. Barton is a Certified Public Accountant and holds a Bachelor of Science in Business and a Masters of Business Administration from Indiana University.

Mr. Barton has advised the Company that he has no arrangements or understandings with any other person pursuant to which he was appointed Chief Accounting Officer. He also advised the Company that he has no family relationships with any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer of the Company.

Mr. Barton’s annual base salary will be $250,000 and he will be eligible for bonuses and future share grants in amounts to be determined in the Company’s discretion.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the election of Barbara D. Gilmore as an Independent Director in Class II of the Board of Directors (the “Board”) for a three year term of office continuing until the Company’s 2024 annual meeting of stockholders and until her successor is duly elected and qualifies. Ms. Gilmore received the following votes:

For	Withhold	Broker Non-Votes
6,219,290	2,521,163	2,322,362

The Company’s stockholders also voted on the election of Elena B. Poptodorova as an Independent Director in Class II of the Board for a three year term of office continuing until the Company’s 2024 annual meeting of stockholders and until her successor is duly elected and qualifies. Ms. Poptodorova received the following votes:

For	Withhold	Broker Non-Votes
6,500,930	2,239,523	2,322,362

The Company’s stockholders also voted on the election of Adam D. Portnoy as a Managing Director in Class II of the Board for a three year term of office continuing until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Portnoy received the following votes:

For	Withhold	Broker Non-Votes
5,903,910	2,836,543	2,322,362

The Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
8,225,924	477,572	36,957	2,322,362

The Company’s stockholders also voted on the approval of an amendment to the Second Amended and Restated 2016 Equity Compensation Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
8,487,210	229,689	23,554	2,322,362

The Company’s stockholders also ratified the appointment of RSM US LLP as the Company’s independent auditors to serve for the 2021 fiscal year.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
10,981,793	57,353	23,669	N/A

The results reported above are final voting results.

Item 8.01.         Other Events.

Director Compensation

Also on June 10, 2021, the Company continued its Director compensation arrangements. A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on June 10, 2021, the Company awarded each of the Company’s Directors 3,000 Common Shares, valued at $29.54 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits

10.1	TravelCenters of America Inc. Second Amended and Restated 2016 Equity Compensation Plan

10.2	Summary of Director Compensation

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA INC.

By:	/s/ Peter J. Crage
Name:	Peter J. Crage
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date:  June 11, 2021